UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2017

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ZAIS GROUP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35848	46-1314400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Bridge Avenue, Suite 322 Red Bank, NJ	07701-1106
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (732) 978-7518

N/A
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 7.01 Regulation FD Disclosure.

ZAIS Group Holdings, Inc. (“ZAIS Group” or the “Company”) today reported estimated unaudited net performance returns for the month ended July 31, 2017 and actual month end, year-to-date (“YTD”) and inception-to-date (“ITD”) net performance returns through June 30, 2017 for the funds set forth in the table below.

Fund Name (1)	Net Asset Value as of June 30, 2017	Estimated Net Return for the Month Ended July 31, 2017 (2)	Actual Net Return for the Month Ended June 30, 2017 (3)	Actual Net YTD Return through June 30, 2017 (3)	Actual Net ITD Return through June 30, 2017 (3)
ZAIS Opportunity Fund (4) (5) (6)	$474,308,327	0.2%	0.53%	4.89%	469.85%
ZAIS INARI Fund (7)	$443,079,972	0.6%	1.04%	7.06%	53.93%

(1)	The performance data in the table above reflect unaudited net returns as of the close of business on the last day of the relevant period. These net returns reflect performance after taking into account management fees, expenses, and incentive fees/allocations, as applicable. Results reflect the reinvestments of dividends, interest and earnings. Past performance is not a guarantee, prediction or indicator of future returns and no representation is made that any investor will or is likely to achieve results comparable to those shown or will make any profit or will be able to avoid incurring substantial losses. An individual investor's return may vary based on timing of capital transactions, differences in fund expenses and lower or no management fees and incentive fees/allocations.

(2)	The monthly net return is based on management’s unaudited estimates, as of the date hereof, for performance of the above referenced funds for the period indicated. Such performance results may change upon calculation of the final month-end net asset value of the above referenced funds, and any such changes could be material.

(3)

The month end, YTD and ITD net returns represent unaudited actual returns as of the date hereof, for performance of the above referenced funds through the date indicated.   The YTD and ITD net returns represent the cumulative effect of compounding the monthly returns for the relevant time period.

(4)

Estimated unaudited net return reflects a blended return for all share classes of ZAIS Opportunity Fund taken as a whole, including fee paying and non-fee paying investors.  Actual month-end, YTD and ITD net returns reflect an investment in ZAIS Opportunity Domestic Feeder Fund, LP (‘‘Domestic Feeder’’) Series A Interests that are subject to advisory fees and incentive allocation. Returns would differ for an investment in Domestic Feeder Series B and ZAIS Opportunity Fund, Ltd.  (the “Offshore Feeder”) Series A and Series B.  Effective April 1, 2012, management fee rates were reduced from 1.50% to 1.25% for Series A and from 1.00% to 0.75% for Series B. Effective January 1, 2013, incentive fees or allocation rates were reduced from 25% to 20% for Series A and from 20% to 15% for Series B.  The Domestic Feeder’s returns for January 2009 and February 2011 have been adjusted to account for an increase of capital resulting from redemption penalties retained in the fund for the benefit of the remaining investors. Due to this adjustment, inception-to-date GAAP returns for years after 2008 would be lower than the adjusted returns presented.

(5)	The net asset value includes the net assets of the Domestic Feeder and the Offshore Feeder.

(6)	On April 19, 2017, the Offshore Feeder received a redemption request for a redemption of approximately $68.3 million (value date of June 30, 2017) from the Offshore Feeder. This redemption is scheduled to occur on December 31, 2017.

(7)	Actual Net YTD return is based on a calendar year end, although this fund operates on a September 30th fiscal year end.

The Company had approximately $3.752 billion of assets under management (“AUM”) as of June 30, 2017(8).

(8)       As of June 30, 2017. ZAIS Group’s AUM is primarily comprised of (i) total assets for mark-to-market funds and separately managed accounts; (ii) uncalled capital commitments, if any, for funds that are not in liquidation; and (iii) for issued structured vehicles, all assets being managed calculated per the management fee basis methodology defined in the respective vehicles’ indenture, although in certain circumstances some or all of the referenced management fees may be waived. AUM also includes assets in the warehouse phase for new structured credit vehicles and is based on actual assets managed without reductions for leverage and most other liabilities and includes all assets regardless of whether management fees are being earned. ZAIS Group’s June 30, 2017 AUM uses values for certain structured vehicles that have been determined prior to June 30, 2017 based on the most recent trustee report received as of June 30, 2017 for the relevant vehicle.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are generally identified by the use of words such as "outlook," "believe," "expect," "potential," "continue," "may," "will," "should," "could," "would," "seek," "approximately," "predict," "intend," "plan," "estimate," "anticipate," "opportunity," "pipeline," "comfortable," "assume," "remain," "maintain," "sustain," "achieve" or the negative version of those words or other comparable words. Forward-looking statements are not historical facts, but instead represent only the Company's beliefs as of the date of this report regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company's control. Numerous factors, including, but not limited to, the net asset value of assets in certain ZAIS Group, LLC funds, could cause actual events to differ from these forward-looking statements, and any such differences could cause our actual results to differ materially from the results expressed or implied by these forward-looking statements. In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those expressed or implied in any forward-looking statements.

Accordingly, you should not place undue reliance on any forward-looking statements contained in this Current Report, and you should not regard any forward-looking statement as a representation by the Company or any other person that the future plans, estimates or expectations currently contemplated by the Company will be achieved. You should consider any forward-looking statements included in this report in light of the risks and other important factors described in the Company's filings with the Securities and Exchange Commission (“SEC”), particularly those identified in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated by reference in Company’s Form 10-K filed with the SEC on March 24, 2017, which may be accessed through the Company's website (www.zaisgroupholdings.com).

The Company can give no assurance that the expectations of any forward-looking statement will be obtained. Such forward-looking statements speak only as of the date of this Current Report. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

Further, the Company is contractually obligated to report the estimates contained herein to investors in the funds listed above. The reporting of such estimates is not a projection of earnings and estimates of Company earnings should not be inferred from these estimates of monthly fund performance.

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This Current Report is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any of the Company's filings under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly set forth as being incorporated by reference into such filing. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAIS GROUP HOLDINGS, INC.

By:	/s/ Nisha Motani
Nisha Motani
Chief Financial Officer

Date: August 3, 2017